Section 906 Certifications
I, Jonathan S. Horwitz, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2014 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: September 26, 2014
/s/ Jonathan S. Horwitz
______________________
Jonathan S. Horwitz
Principal Executive Officer
Section 906 Certifications
I, Steven D. Krichmar, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2014 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: September 26, 2014
/s/ Steven D. Krichmar
______________________
Steven D. Krichmar
Principal Financial Officer

Putnam Premier Income Trust
Putnam Research Fund
Putnam Investors Fund
Putnam Voyager Fund
Putnam Tax Free High Yield Fund
Putnam AMT-Free Insured Municipal Fund
Putnam Growth Opportunities Fund
The George Putnam Fund of Boston (d/b/a/ George Putnam Balanced Fund)
Putnam Short Duration Income Fund
Putnam Short Term Investment Fund
Putnam Strategic Volatility Equity Fund
Putnam Low Volatility Equity Fund
Putnam RetirementReady – Funds:
Putnam RetirementReady – 2055
Putnam RetirementReady – 2050
Putnam RetirementReady – 2045
Putnam RetirementReady – 2040
Putnam RetirementReady – 2035
Putnam RetirementReady – 2030
Putnam RetirementReady – 2025
Putnam RetirementReady – 2020
Putnam RetirementReady – 2015
Putnam Retirement Income Fund Lifestyle 1